                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRST NATIONAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        First National Bancshares, Inc.
                            5817 Manatee Avenue West
                            Bradenton, Florida 64209
                                  941-794-6969

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MAY 18, 2000

-------------------------------------------------------------------------------

To the Shareholders of

                  FIRST NATIONAL BANCSHARES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First National Bancshares, Inc. a Florida corporation (the "Company"), will be held at the offices of the Company at 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 18, 2000, at 4:30 p.m., local time, for the following purposes:

1. To elect ten (10) directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;

2. To consider and vote upon an Incentive Stock Option Plan to succeed and replace the current expiring plan.

3. To transact such other or further business as may properly be brought before the meeting or any and all adjournments thereof.

         The close of business on March 9, 2000 has been fixed as the date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record at such time will be so entitled to vote.

         The directors and officers of your Company invite you to attend the meeting.

                                       By Order of the Board of Directors,





March 17, 2000                         GLEN W. FAUSSET, President

                         ------------------------------

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING BUT WISH YOUR SHARES TO BE VOTED UPON THE MATTERS TO COME BEFORE IT, PLEASE FILL IN, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                        First National Bancshares, Inc.
                            5817 Manatee Avenue West
                            Bradenton, Florida 34209

                         ------------------------------

                                Proxy Statement

                         ------------------------------

March 17, 2000

ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement and the enclosed proxy are being furnished in connection with the solicitation by and on behalf of the Board of Directors of First National Bancshares, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 5817 Manatee Avenue West Manatee Av. W., Bradenton, Florida 34209 on Thursday May 18, 2000, at 4:30
P. M., local time, and at any and all adjournments thereof.

         Any person executing a proxy has the power to revoke it by giving notice in writing to the Secretary of the Company at any time prior to its use or by voting in person at the meeting. Attendance at the meeting does not automatically serve to revoke a proxy.

         The shares of Common Stock represented at the meeting by the enclosed proxy will be voted in accordance with the specifications made therein, or, if no specifications are made, as indicated in this proxy statement. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR the Director nominees named in PROPOSAL 1 and FOR the adoption of the Stock Option Plan described in PROPOSAL 2.

         Attendance of 50% of the outstanding shares of the Company, in person or by proxy, constitutes a quorum.

         This proxy statement, the accompanying notice and the form of proxy are first being mailed to shareholders of the Company on or about March 17, 2000.

VOTING SECURITIES

         The only class of voting securities of the Company is its Common Stock, each share of which entitles the holder thereof to one vote.

         On January 1, 1999, following shareholder approval, First National Bank of Manatee (the "Bank"), a national banking association, was merged into First National Bancshares, Inc. (the "Company"). Each share of stock in the Bank, by virtue of the merger, was automatically converted into two shares of stock in the Company. Shareholders have been asked to submit their Bank stock certificates to the Company for reissue of Company shares. Any Bank shares not submitted for reissue by March 9, 2000, the record date, would be treated as two shares in the Company for voting purposes.

         Only shareholders of record at the close of business on March 9, 2000 are entitled to notice of, and to vote at the meeting or at any and all adjournments thereof. As of March 9, 2000 there were outstanding and entitled to vote 1,577,869 shares of Common Stock in the Company. Each share in attendance, in person or by proxy, will be entitled to one vote.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Table I below shows stock ownership of all persons who to the best of the Company's knowledge own more than 5% of the Company's Common Stock as of March 9, 2000. A statement of ownership of management and all nominees is shown on Table II. There are no employees of the Company whose compensation exceeds $100,000 who are not shown on Table II.

                                    TABLE I


              NAME                            AMOUNT           PERCENT OF CLASS
               AND                            BENEFICIALLY       BENEFICIALLY
            POSITION                          OWNED                 OWNED
----------------------------------------      ------------     ----------------
Francis I. duPont, III (Chairman
of the Board and CEO of the Company)
7826 Portosueno Avenue                           81,911             5.1%
Bradenton, Florida 34209

Raymond and Wavelet Weigel, Jr.(1)
(no relationship with the Company)
9919 Spoonbill Road                             131,075             8.1%
Bradenton, Florida 34209



(1) Mr. and Mrs. Weigel are the parents of Raymond A. Weigel, III who is nominated for election to the Board of Directors.


PROPOSAL I: ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five nor more than 25 members, all of whom shall be shareholders. The exact number within the minimum and maximum limits shall be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof. The Board of Directors, at a meeting held February 17, 2000, fixed at ten (10) the number of directors constituting a full Board to be elected at the meeting to serve until the 2000 Annual Meeting of Shareholders.

                  TABLE II* NOMINEES FOR ELECTION AS DIRECTORS

=========================================================================================
                                                 YEAR         COMPANY         PERCENT OF
                    NAME, AGE                   ELECTED        STOCK            CLASS
                       AND                        TO        BENEFICIALLY     BENEFICIALLY
               BUSINESS EXPERIENCE              BOARD*        OWNED**           OWNED
-----------------------------------------------------------------------------------------

BEVERLY BEALL, 54, is the Customer Service       1992           8,706             .5%
Manager of Beall's, Inc., a multi-state
chain of outlet and department stores
headquartered in Bradenton. She has been
with Beall's since 1985.
-----------------------------------------------------------------------------------------

ROBERT G. BLALOCK, 61, is President of the       1986          50,869(1)         3.1%
law firm Blalock, Landers, Walters, and
Vogler, P.A. since 1964.
-----------------------------------------------------------------------------------------

ALLEN J. BUTLER, 53, is President of H.          1986          47,394(2)         2.9%
Butler Footwear, Inc., a retail sales
consulting and investment management
company headquartered in Bradenton. He has
been with the company since 1971.
-----------------------------------------------------------------------------------------

ROSEMARY R. CARLSON, 52, is V.P. and             1998           2,844             .2%
General Manager of Time Warner
Communications and has been with the Time
Warner since 1974.
-----------------------------------------------------------------------------------------

FRANCIS I. DUPONT, III, 55, has been             1994          81,911(3)         5.1%
Chairman of the Board and Chief Executive
Officer of 1st National Bank & Trust since
July 1994 and First National Bancshares
since 1998.
-----------------------------------------------------------------------------------------

GLEN W. FAUSSET, 50, has been President,         1986          35,436            2.2%
Chief Operating Officer, and Secretary of
the 1st National Bank Bancshares since
1998.
-----------------------------------------------------------------------------------------

STEPHEN J. KORCHECK, PH.D., 67, is the           1994             633(4)         .04%
retired President of Manatee Community
College, a state institution headquartered
in Bradenton. He served with the college
from 1970 to 1997.
-----------------------------------------------------------------------------------------

WILLIAM J. THOMPSON, D.D.S., 68, is an           1986          22,776(5)         1.4%
orthodontist and has been practicing in
Bradenton for more than 37 years.
-----------------------------------------------------------------------------------------

RAYMOND A. WEIGEL, III, 55, is President         1994          18,424(6)         1.1%
of CLB Consulting, Inc., of Grand Rapids,
Michigan. He has been with the firm since
its inception in 1992. From 1988 to 1992,
he was a securities broker with Robert W.
Baird & Co., Inc.
-----------------------------------------------------------------------------------------

DAN C. ZOLLER, 60, is President of Zoller,       1998          18,274            1.1%
Najjar, Shroyer, Inc. a civil engineering
firm located in Bradenton. He has been
associated with the firm since its
inception in 1975.
-----------------------------------------------------------------------------------------

TOTAL FOR ALL NOMINEES                                        287,267           17.8%
=========================================================================================

  * Indicates year elected to the Board of the Bank. The Company Board is identical in composition to the Bank's Board.

 ** Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(1) Includes 21,345 shares held in trusts of which Mr. Blalock is either sole trustee or co-trustee. His wife owns 5,978 shares solely in her name which are included but in which Mr. Blalock disclaims any interest.

(2) Mr. Butler owns 41,559 shares as joint tenant with his wife and 5,835 in his company's name.

(3) Mr. duPont's shares include 40,203 shares of Common Stock, which may be acquired immediately or within 60 days upon exercise of certain stock options. His wife owns 5,867 shares solely in her name, which are included but in which Mr. duPont disclaims any interest.

(4) Dr. Korcheck owns these shares as joint tenant with his wife.

(5) Dr. Thompson owns 17,419 shares as joint tenant with his wife. His wife owns 5,357 shares in a trust solely for her benefit which are included but in which Dr. Thompson disclaims any interest.

(6) Includes 1,140 owned by Mr. Weigel as custodian for his daughter. His wife owns 3,763 shares solely in her name which are included but in which Mr. Weigel disclaims any interest.

         The Bylaws of the Company provide that nominations, other than those made by or on behalf of the existing Board of Directors of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company and to the Securities Exchange Commission, Washington, D.C., not less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, providing, however, that if less than 21 days' notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the President of the Company and to the Securities Exchange Commission not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall contain the following information to the extent known to the notifying shareholder:

         1.       The name and address of each proposed nominee.

         2.       The principal occupation of each proposed nominee.

         3. The total number of shares of capital stock of the Company that will be voted for each nominee.

         4.       The name and residence address of the notifying shareholder.

         5. The number of shares of capital stock of the Company owned by the notifying shareholder.

Nominations not made in accordance herewith may, at his discretion, be disregarded by the Chairman of the meeting, and upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

         The persons named in Table II (page 3) are all currently members of the Board of Directors. They will be nominated for election to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies received by them on time "FOR" the election of the ten persons named in Table II. All nominees have consented to being named in this proxy statement and have notified management that they intend to serve, if elected. If any of the nominees should be unable to serve as a director for any reason, the person or persons voting the proxies may, in their discretion, select another in his place.

         The information set forth on Table II as to age, business experience for the past five years, including principal occupation or employment (other than with the Company), and beneficial ownership of the Company's Common Stock of each of the Board's nominees has been furnished by each nominee. All stock information is as of March 9, 2000. The Bank became a wholly owned subsidiary of the Company on January 1, 1999. All of the nominees have been directors of the Company since its inception in 1998.

STOCK OWNERSHIP EXECUTIVE OFFICERS

         There are no named officers whose total compensation exceeds $100,000 who are not included in the nominees shown in Table II.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Bank's directors and executive officers and persons who owned more than 10% of the Company's Common Stock in 1999 to file with the SEC, reports of changes in beneficial ownership on Form 4. Officers, directors and greater than 10% stockholders were required by SEC regulation in 1999 to furnish the Bank with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on the review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1999, there was full compliance with all Section 16(a) filing requirements applicable to the Bank's officers, directors, and greater than 10% beneficial owners.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE BANK (A WHOLLY OWNED SUBSIDIARY OF THE COMPANY) AND CERTAIN MEETINGS

         The Company has no standing committees.

         The Company's Board of Directors held twelve (12) regular meetings in 1999. Each member of the Board of Directors of the Company (who is not an employee of the Bank) received $7500 in annual compensation for his or her service on the Board and $7,500 for his or her service on the Bank Board and the committees of the Bank. During the year that ended December 31, 1999, no director nominated for reelection attended fewer than 75% of the total number of meetings of the Company Board, the Bank Board and the total number of meetings of all the Committees of the Bank on which he or she served.

         In 1999 the Bank had nine standing committees: The Executive Committee; Loan Review, Audit & Compliance Committee; Loan Committee; Nomination Committee; Planning Committee; CRA Committee; Compensation and Benefits Committee; Trust Committee; and Year 2000 Committee.

         The Executive Committee of the Bank was comprised of Messrs. Blalock, Butler, duPont, Fausset and Thompson. The committee met twelve (12) times in 1999. The principal function of the Executive Committee is to act on behalf of and to exercise all of the powers of the Board of Directors when the Board is not in session, except those powers specifically reserved to the Board under the Bank's bylaws or applicable law.

         The Loan Review, Audit & Compliance Committee of the Bank was comprised of Ms. Beall and Messrs. Butler and Zoller, none of whom are officers of the Bank. The Committee met four (4) times during 1999. The principal functions of this committee are to:

         1. Recommend to the Board the engagement of the Bank's independent auditors.

         2.       Review the scope of the annual audit prior to publication.

         3. Review the results of the audit with the independent auditors.

         4. Determine that no restrictions are placed by management on the scope or implementation of the independent auditors' examination of the Bank.

         5. Report the results of such examination in writing to the Board at a regular meeting.

         6. Review the adequacy of the system of internal accounting controls.

         7.       Review internal audit reports.

         8.       Review internal loan review reports.

         The Loan Committee of the Bank, which is comprised of Ms. Beall, and Messrs. Blalock,

Butler, duPont, Fausset and Zoller, met fifteen (15) times during 1999. The principal functions of the Loan Committee are to:

         1.       Examine and approve loans and discounts.

         2.       Buy and sell bills of exchange.

         3. Discount and purchase bills, notes, and other evidences of debt.

         The Nominating Committee of the Bank was comprised of the entire Board of Directors of the Bank. The full Board of Directors acted on nominations in 1999 but held no meetings for this special purpose outside of the regular board meetings.

         The Planning Committee of the Bank, comprised of Mrs. Carlson, and Messrs. Blalock, Butler, duPont, Fausset, Korcheck, and Weigel, met twice (2) in 1999. The principal function of the Planning committee is to develop a strategic plan for the Bank.

         The Community Reinvestment Act Committee (CRA) of the Bank, comprised of Mrs. Carlson and Messrs. duPont, Fausset, Korcheck and Weigel, and officers and employees of the bank, met two (2) times in 1999. The principal function of this committee is to monitor the Bank's compliance with the Community Reinvestment Act.

         The Compensation and Benefits Committee of the Bank met one (1) time in 1999. It was comprised of Ms. Beall and Messrs. Korcheck, Thompson and Zoller. The principal function of this committee is to review the compensation and benefits package of the Bank to ensure the hiring and retention of qualified officers and employees for the Bank. The committee also reviews the performance of the Executive Officers of the Bank annually and makes salary recommendations to the Board.

         The Trust Committee of the Bank was comprised of Mrs. Carlson and Messrs. Korcheck, Thompson, and Weigel. It met six (6) times in 1999. The principal function of this committee is to monitor the trust activities of the trust department of the Bank.

         The Year 2000 Committee of the Bank was comprised of Messrs. Blalock, Butler, Weigel, duPont, Fausset and officers of the Bank. It met eight (8) times in 1999. The principal function of this committee is to monitor the Bank's progress in preparing its systems and equipment for the year 2000 date change. In addition, the committee monitors the Bank's liquidity readiness, and the Y2k risk in the Bank's loan portfolio.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1, 1999 to the date of this proxy statement, no director of the Company (or his affiliate) was, during such period, indebted to the Bank in an amount in excess of 10% of the average total equity capital accounts of the Bank at that time (or $1,247,000 at December 31, 1999).

         In addition, from January 1, 1999 to the date of this proxy statement, all executive officers, directors and principal shareholders of the Company, as a group, and/or their affiliates were not, during such period, indebted to the Bank in an amount in excess of 20% of the average total equity capital accounts of the Bank at that time (or $2,495,000).

         The maximum aggregate amount of credit extended by the Bank to the group during such period was $936,00, which represented 7.3% of the total equity capital accounts of the Bank at that time. On December 31, 1999, the aggregate amount of credit extended by the Bank to the group was

$936,000, which represented 7.3% of the total equity capital accounts of the Bank at that date.

         Also, Ray Weigel, III, who is nominated for re-election to the Board of Directors, is the son of Ray Weigel, Jr., who is a shareholder owning more than 5% of the Company.

         In addition, Robert G. Blalock, a director of the Company, is a member of the law firm of Blalock, Landers, Walters and Vogler, P. A., which does the majority of the Bank's legal work relating to litigation on defaulted loans, real estate acquisitions, and general legal consulting. The Company has reviewed the fees and believes they are competitive within the market place. Fees paid by the Bank were less than 5% of the law firm's revenues.

EXECUTIVE COMPENSATION

         Since the Company had no employees in 1999, the information provided in this Proxy Statement relative to executive compensation relates solely to that related to the Bank.

         Table III sets forth certain information concerning all compensation paid or accrued by the Bank during the fiscal year that ended December 31, 1999 to:

         1.       The Chief Executive Officer of the Bank.

         2.       Each executive officer whose aggregate compensation exceeded
                  $100,000.


                                                         TABLE III


       Name and                Year    Salary     Bonus       Other Annual    Awards    SARs     LTIP       All Other
       Principal                         ($)       ($)        Compensation     ($)      ($)     Payouts    Compensation
       Position                                                   (1)                             ($)          ($)
                                                                  ($)
       --------                ----    ------     -----       ------------    ------    ----    -------    ------------

Francis I. duPont, III,        1999    145,000    30,000       12,409           0        0         0            0
Chairman of the Board & CEO    1998    136,000    42,500(2)     8,734           0        0         0            0
                               1997    129,448    10,000        7,621           0        0         0            0


Glen W. Fausset,               1999    104,000    17,500       10,905           0        0         0            0
President & COO                1998     97,026    20,000(3)     7,863           0        0         0            0
                               1997     97,026     5,000        7,636           0        0         0            0


(1) Includes value of bank car allocated to personal use, 401-k matching contributions by the Bank and insurance premiums on life, medical, dental, and disability.

(2) Includes 1997 bonus of $17,500 paid in 1998 and 1998 bonus of $25,000 also paid in 1998.

(3) Includes 1997 bonus of $7,500 paid in 1998 and 1998 bonus of $12,500 also pain in 1998.

Change of Control Provisions

         In 1997, the Board of Directors of the Bank entered into employment agreements with Messrs. duPont and Fausset which contain provisions for compensation to them in the event of a change of the controlling interest of the bank or dismissal without cause. The agreements provide for the payment of up to three times base compensation upon a change of control of the Bank or dismissal without cause. In 1999, those provisions were amended to include the same compensation to them in the event of a change of the controlling interest of the Company.

COMPENSATION PURSUANT TO PLAN

Incentive Stock Option Plan

         On July 17, 1986, the Bank adopted an Incentive Stock Option Plan ("Option Plan"), which authorizes the Bank's Stock Option Plan Committee to grant to officers and other key employees of the Bank nontransferable options to purchase an aggregate of 75,000 shares of the Bank's Common Stock (subject to adjustment pursuant to antidilution provisions). This plan expired on July 17, 1996.

         At the 1995 Annual Meeting of the Shareholders of the Bank, the shareholders of the Bank voted in favor of the ratification of a replacement successor plan, which will expire 5 years from its approval (April 20, 2000). The plan authorizes the Bank's Board of Directors to grant officers and other key employees of the Bank non-transferable options to purchase an aggregate of 25,000 shares of the Bank's common stock (subject to adjustment pursuant to the antidilution provisions which make 68,814 shares available in the plan due to stock dividends and the split due to the Bank's merger with the Company).

         On January 1, 1999, when the Company merged with the Bank, the Company assumed the Bank's Incentive Stock Option Plan.

         The existing plan expires on April 20, 2000.

         Since 1986, the Board of Directors of the Bank has granted options to current executive officers of the Company to purchase 40,024 shares of Common Stock. On January 1, 1999, these options were converted on a two for one basis to shares of Common Stock of First National Bancshares, Inc. by the merger of the bank into the holding company. At January 31, 2000 there were 40,203 shares (including accrued stock dividends) remaining outstanding.

         The Bank has also granted options to eighteen other current key employees of the Bank. Options to purchase a total of 11,593 shares of Common Stock remain outstanding. The option exercise price for each option share was 100% of the fair market value of the Common Stock on the date of the grant. On January 1, 1999, these options were converted to 38,288 shares of Common Stock of First National Bancshares, Inc. by the merger of the bank into the holding company.

PROPOSAL II: INCENTIVE STOCK OPTION PLAN

         The Board of Directors of the Company recommends that that the shareholders of the Company vote in favor of the ratification of a replacement plan; successor to the current option plan. This proposed plan will continue on substantially the same terms as the current plan with the following changes:

         1.       The plan will expire ten (10) years from its approval (May
                  18, 2010).

         2. The plan will authorize the Company's Board of Directors to grant officers and other key employees of the Company and its subsidiaries non-transferable options to purchase an aggregate of 225,000 shares of the Company's common stock (subject to adjustment pursuant to the anti-dilution provisions).

         The purpose of the Option Plan is to advance the interests of the Company by providing officers and other key employees of the Bank who have substantial responsibility for the direction and management of the Bank with additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Bank, and to encourage them to remain in its employ. All options granted under the Option Plan are intended to qualify as "incentive stock options" pursuant to Section 422A of the Internal Revenue Code of 1986, as amended.

         A committee of the Board of Directors of the Company administers the Stock Option Plan. In the future, the Board of the Company will determine, subject to the provisions of the Option Plan, in its sole discretion, to whom options will be granted, the time at which options will be granted, the option price (as specified below) of the shares subject to each option, the time when each option will be exercisable and the duration of the exercise period, and interpretations of the Option Plan. All recipients must agree in writing to remain in the employ of the Company or its subsidiaries for a period of at least three years from the date of grant.

         The Option Plan provides that the exercise price of the stock options will be determined by the Stock Option Plan Committee at the date of grant, but in no event will the purchase price be less than 100% of the fair market value (as defined in the Option Plan) of the Company's Common Stock on such date.

         Each option granted under the Option Plan becomes exercisable only after one year continued employment of the optionee immediately following the date of grant. No other vesting restrictions apply. However, no option may be exercised unless the optionee is, at the time of exercise, in the employ of the Company or its subsidiaries and shall have been continuously so employed since the date of grant of the option. In no event, however, will an option under the original plan be exercisable after ten years from the date of grant.

         The Option Plan provides that an optionee may exercise his option by surrendering cash, certified bank check, or Common Stock of the Company, which the optionee owns at its then fair market value in payment of the exercise price of the option. If an optionee exercises his stock option rights (other than as a result of certain events set forth in the Option Plan), the optionee will be subject to a restrictive covenant not to compete with the Bank within Manatee or Sarasota counties, Florida for a period of two years after such exercise of his stock option rights.

         The Option Plan provides that if a change of control (see "Executive Compensation" above) of the Company occurs, the options will be immediately exercisable by the optionee. The Option Plan also provides that no option will be exercisable more than three months after termination of the optionee's employment with the Bank unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of a recipient of options while an employee (or his death within three months after retirement), the options which were otherwise exercisable on the date of disability or death, as the case may be, will be exercisable by the optionee or the estate of the optionee or by any person who acquires such option by bequest or inheritance from the optionee at any time prior to the expiration of one year from the date of his disability or death.

         The Board of Directors of the Company has the right to amend, suspend, or terminate the Option Plan at any time, but no such action will affect or impair the rights of a recipient under any option previously granted under the Option Plan. The current Option Plan terminates ten years from its effective date or at such earlier time as the Board of Directors of the Company may determine, as to any shares not at the time subject to options. The current plan will be terminated upon approval of the proposed plan.


                                     TABLE IV - AGGREGATED OPTION/SAR EXERCISES
                                 IN FISCAL 1999 AND FISCAL YEAR END OPTION VALUES(1)

                                                                                                      VALUE OF
                                     NUMBER OF                                    NUMBER OF           UNEXERCISED
                                     SHARES                                       UNEXERCISED         IN-THE-MONEY
                                     UNDERLYING     SHARES                        OPTIONS AT          OPTIONS AT
                                     OPTIONS        ACQUIRED ON      VALUE        12/31/1992(2)       12/31/1999(3)
                                     GRANTED IN     EXERCISE (#)     REALIZED     (EXERCISABLE/       (EXERCISABLE/
      NAME                           1999                                         UN-EXERCISABLE)     UN-EXERCISABLE)
      ----                           ----------     ------------     --------     ---------------     ---------------

Francis I duPont, III                     0              0               0           40,203/0           $427,081/0

Glen W. Fausset                           0              0               0                0/0                $0/0


(1) The bank does not have a stock appreciation rights (SAR) plan.

(2) Includes additional shares accrued due to stock dividends and splits.

(3) Based on market value of $16.50 per share, representing the last known trade before year-end.

         Pension Plan

         The Bank has a qualified, contributory defined benefit retirement plan, which is administered by the Bank's Trust Department, and an advisory committee appointed by the Board of Directors. Employees of the Bank are eligible to participate in the Bank's qualified pension plan after they have completed six months of service and have attained age 21. Contributions are to be made by the Bank annually in amounts determined by the plan's actuary as necessary to fund retirement benefits under the plan.

         The plan provides for monthly retirement benefits to, or on behalf of, each covered employee or beneficiary upon death or retirement at age 65. At age 65, such retirement benefits will be equal to 56% of an employee's average earnings (defined as the average of his monthly base salary during the best paid 60 consecutive month period). Benefits under the plan begin to vest after three years of service and do not fully vest until completion of seven years of credited service. Benefits are reduced for employees who retire with less than 28 years of service.

         Table V illustrates annual benefits which would be payable to employees upon reaching the age of 65 for various levels of compensation and years of service.

                                    TABLE V

COMPENSATION        10 YEARS         20 YEARS         30 YEARS         40 YEARS
------------        --------         --------         --------         --------

   $10,000          $ 2,000          $ 4,000          $ 5,600          $ 5,600

    20,000            4,000            8,000           11,200           11,200

    30,000            6,000           12,000           16,800           16,800

    40,000            8,000           16,000           22,400           22,400

    50,000           10,000           20,000           28,000           28,000

    60,000           12,000           24,000           33,600           33,600


COMPENSATION COMMITTEE REPORT

         General: The Company has no paid employees. The officers of the Company are compensated for their services as officers of the Bank through the salaries established by the Board of the Bank. The Bank has a Director's Compensation and Benefits Committee that reports directly to the Board of Directors of the Bank and in its capacity makes recommendations to the Board for the compensation of the Chief Executive Officer (CEO) and the President. The committee also makes recommendations to the Board on employee compensation programs such as the company's 401-k program and incentive stock option plan as well as the employee salary levels. In 1998, the Committee that reviewed compensation for the CEO and the President for 1999 was comprised of Ms. Beall and Messrs. Korcheck, Thompson, and Zoller. Dr. Korcheck chaired the committee.

         The current compensation program for the CEO and the President includes base salary, annual performance incentives, and long-term incentive opportunity in the form of stock options. Base salaries are comparable with those of similar asset-sized banking companies.

The Committee believes that this compensation package allows the Company to attract and retain high quality personnel, while at the same time maximizing Company performance. Long-term incentive is based on stock performance through stock options. The Committee's position is that stock ownership by management is beneficial in aligning management's and stockholder's interests to enhance stockholder value.

         Base Salary: In setting the 1999 base salaries for the CEO and the President, the Committee reviewed the Bank's overall financial performance during 1998. It considered in particular, return on equity, net income, earnings per share, asset quality and growth in assets in the context of the Bank's long term strategic plan compared to 1997 as well as to the performance of comparable community banks. The Committee also took into consideration the CEO's and the President's individual performances and direct contribution to the Bank's performance during 1998 in addition to market levels of compensation for their positions. During 1998 the Bank make significant progress in achieving its goals for all of the measures of performance reviewed by the Committee. The Committee determined that the CEO and the President's salaries should be increased to $146,393 and $104,000 for 1999.

         Annual Bonus: The CEO and the President of the Company are eligible to receive annual cash bonuses through the Bank's Incentive Bonus Program. The Bonus Program provides for the payment of cash incentive awards to them at the discretion of the Board of Directors, based on recommendations from the Compensation Committee. In 1999, the CEO and the President received $30,000 and $17,500 respectively.


         Long-term Incentives: Directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Company's Incentive Stock Option Plan. The Stock Option Plan is designed to assist the Company in securing and retaining quality employees by allowing them to participate in the ownership and financial success of the Company. The granting of options gives those employees receiving the grants significant additional incentives to work for the long-term success of the Company. The Board of Directors determines the number of option grants made to specific individuals by evaluating their relative degree of influence over the results of the operations of the Company. The Board follows written procedures on determining the individuals who will be awarded option grants and the timing, vesting and amounts of such grants.

STOCK PERFORMANCE

         The following graph presents a comparison of the cumulative total shareholder return on the Company's common stock with the cumulative total return of the NASDAQ Bank Index since December 31, 1994. (The Company's stock is not traded on any exchange. Although some trades have been facilitated by brokers posting offers on the NASDAQ Over the Counter Bulletin Board (OTCBB) most have been consummated by direct sale from seller to buyer, sometimes with broker involvement.

         The following graph assumes that $100 was invested on December 31, 1994 in the Company's common stock and the NASDAQ Bank Index.

              December 31       1994      1995      1996      1997      1998      1999
              -----------       ----      ----      ----      ----      ----      ----

NASDAQ Bank Stock Index        $100.00   $144.81   $182.70   $298.87   $263.69   $242.64

First National Bancshares       100.00    103.38    115.34    142.48    209.44    259.18



                               [BAR GRAPH OMITTED]


CHANGE IN ACCOUNTANTS

         There has been no change in accounting firms in 1999. The accounting firm of Christopher, Smith, Leonard, Bristow, Stanell, and Wells, P.A. was engaged as auditor for the Bank in 1994 and has been re-engaged each subsequent year. A representative of the firm is expected to be in attendance at the annual meeting and available to answer questions.

INTEREST OF MANAGEMENT AND OTHERS IN MATTERS TO BE ACTED UPON

         No director, executive officer, or nominee for director of the Company, principal shareholder, or any associate of these individuals, has nor are they expected to have, any substantial interest, direct or indirect, in any matter to be acted upon at the annual meeting, other than election to office and participation in the Incentive Stock Option Plan.

SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2001 must be received by November 30, 2000 for consideration by the Company for possible inclusion in the proxy statement and form of proxy. Proposals should be sent to Angela O'Reilly, Secretary, First National Bancshares, Inc., 5817 Manatee Avenue West, Bradenton Florida 34209. It is suggested that any proposal be sent by certified mail, return receipt requested.

OTHER MATTERS

         As of the date of this proxy statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to in the enclosed notice and proxy. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy to the extent entitled in accordance with the recommendation of the Board of Directors.

SOLICITATION OF PROXIES

         Proxies will be solicited by mail, and, additionally, some of the officers, directors and employees of the Bank may, without additional compensation, solicit proxies on behalf of the management by telephone, telegram and personal interview. In that connection, the Company will arrange for brokerage houses, nominees, and other custodians holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owner of such shares, and will reimburse such record owners for the reasonable outofpocket expenses incurred by them. All costs of the proxy solicitation will be borne by the Company.

ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, including audited financial statements, is being mailed to shareholders of the Company with this proxy statement, but is not to be considered a part hereof.

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.


By Order of the Board of Directors,




Glen W. Fausset, President
March 17, 2000

EXHIBIT TO PROXY STATEMENT

                        FIRST NATIONAL BANCSHARES, INC.

                      INCENTIVE STOCK OPTION PLAN SUMMARY

         EFFECTIVE MAY 18, 2000

PLAN SUMMARY

         The Plan provides that an aggregate of 225,000 shares of First National Bancshares, Inc. (the Holding Company) Common Stock may be optioned to officers and other key employees of the Holding Company and of 1st National Bank & Trust (the Bank), a wholly-owned subsidiary of the Holding Company. The Plan provides authority for a Stock Option Plan Committee to select the employees of the Holding Company and the Bank to whom incentive stock options will be granted. The options will be granted to certain key employees of the Holding Company and the Bank who agree, in writing, to remain in the employ of the Holding Company and/or the Bank for a period of at least three (3) years from the date of the granting of the option.

         Following the statutory requirement of Section 422 of the Internal Revenue Code of 1986, as amended, the Plan provides that the Board may establish the purchase price of the stock at the time the option is granted. However, the purchase price may not be less than 100 percent of the fair market value of the Holding Company's Common Stock on such date. The aggregate fair market value of the stock for which any employee may purchase with the exercise of said options in any calendar year shall not exceed $100,000, in which case the excess over $100,000 shall be treated as options which are not incentive stock options.

         The Plan terminates ten (10) years from its effective date. All new options to be granted are nontransferable. The Bank is to receive no cash consideration for granting options under the Plan.

         However, when an option is exercised, the holder is required to pay the option price in cash, certified bank check, shares of the Holding Company's Common Stock, or in any combination of the above, for the option.

                        FIRST NATIONAL BANCSHARES, INC.

         INCENTIVE STOCK OPTION PLAN

MAY 18, 2000

1.       Purpose of the Plan

         This Incentive Stock Option Plan (hereinafter called the "Plan") for First National Bancshares, Inc. (hereinafter called the "Holding Company") is intended to advance the interests of the Holding Company and of 1st National Bank & Trust (hereinafter called the "Bank"), a wholly-owned subsidiary, by providing officers and other key employees who have substantial responsibility for the direction and management of the Holding Company and/or the Bank with additional incentive for them to promote the success of the business, to increase their proprietary interest in the success of the Holding Company and the Bank, and to encourage them to remain in its employ. The above aims will be effectuated through the granting of certain stock options. It is intended that options issued under the Plan and designated by the Board under Section 3(b) will qualify as Incentive Stock Options (hereinafter called "ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended, and the terms of the Plan shall be interpreted in accordance with this intention.

2.       Administration of the Plan

         The Board of Directors of the Holding Company (hereinafter called the "Board") shall appoint a Stock Option Plan Committee (hereinafter called the "Committee") which shall consist of not less than three (3) members, at least one of whom shall be a Director of the

         Holding Company. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion: (a) to determine the employees of the Holding Company and/or Bank (from among the class of employees eligible under Section 3 to receive options under the Plan) to whom options shall be granted; (b) to determine the time or times at which options shall be granted; (c) to determine the option price of the shares subject to each option which price shall not be less than the minimum specified in Section 5; (d) to determine (subject to Section 7) the time or times when each option shall become exercisable and the duration of the exercise period; and (e) to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to it. The Board may from time to time appoint members of the Committee in substitution for members previously appointed any may fill vacancies, however caused, in the Board; provided, however, that at all times at least one member shall be a Director of the Holding Company. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable. All action of the Committee shall be taken by unanimous vote of its members.

         Any action may be taken by a written instrument signed by all the members of the Committee, and action so taken shall be fully as effective as if it had been taken by a unanimous vote of the members at a meeting duly called and held. The Committee may appoint a secretary to keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3. Eligibility for Participation and Limitations on Options Granted under the Plan

         (a) Participants in the Plan shall be selected by the Committee from the executive officers and positions and who have the capability of making a substantial contribution to the other key employees of the Holding Company and/or the Bank who occupy responsible managerial or professional success of the Holding Company and/or the Bank. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's function, responsibilities, value of services to the Holding Company and Bank, and past and potential contributions to the Holding Company and/or to the Bank's profitability and sound growth. Officers are eligible as long as they are considered a full-time employee, are considered a valued employee in good standing, and it is anticipated that the employee will remain in the employ of the Bank. No options will be awarded during the first year of employment; however, the Board may award options as a condition of employment.

         (b) At the time of the grant of each option under this Plan, the Committee shall determine whether such option is to be designated as an ISO, at which time the provisions of Section 7 of this Plan shall be made applicable to such option. In addition, no option granted to any employee, who at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Holding Company or any parent or subsidiary corporation, may be designated as an ISO. The preceding sentence shall not apply if at the time of such grant, the option price is at least 110 percent of the fair market value of the stock subject to the option, and such option by its terms is not exercisable after the expiration of ten (10) years from the date such option is granted.

4.       Shares of Stock Subject to the Plan

         There will be reserved for use upon the exercise of options to be granted from time to time under the Plan (subject to the provisions of Section 12) an aggregate of 225,000 shares of the Voting Common Stock of the par value of $0.10 per share (hereinafter called the "Common Stock") of the Holding Company, which shares may be in whole or in part, as the Board shall from time to time determine, authorized but unissued shares of the Common Stock, or issued shares of the Common Stock which shall have been reacquired by the Holding Company. Any shares subject to an option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

         Certificates representing shares which are subject to this Plan will bear the following legend, in addition to such other legends as counsel to the Corporation may deem appropriate:

                               RESTRICTED SHARES

         "The shares represented by this certificate are subject to the terms, conditions, and restrictions of the Holding Company's Incentive Stock Option Plan, a copy of which is on file and available for inspection during normal business hours at the Corporation's principal office."

5.       Option Price

         The purchase price under each option issued shall be determined by the Committee at the time the option is granted, but in no event shall such purchase price be less than 100 percent of the fair market value of the Holding Company's Common Stock on the date of grant. The term "fair market value" shall be defined as the average of the highest and lowest market price of said Common Stock on the date of the grant of the option, or, if there be no sales on such date, on the most recent date upon which such stock was traded, if it is representative of the fair market value of said stock.

6.       Dilution or other Agreement

         In the event that additional shares of Common Stock are issued pursuant to a stock split or a stock dividend, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock reserved for the purpose of the Plan shall be increased by the same proportion.

         In the event that the shares of Common Stock of the Holding Company from time to time issued and outstanding are reduced by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of the Plan shall be reduced by the same proportion.

         In the event that the Holding Company should transfer assets to another company and distribute the stock of such other company without the surrender of Common Stock of the Holding Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code of 1986, as amended, or some similar section, then the total purchase price of the shares covered by each outstanding option shall be reduced by the following: A ratio of which the numerator consists of the market value of the stock distributed, and which the denominator consists of the aggregate market value of the stock distributed and the market value of the stock of the Holding Company immediately after the distribution. This ratio shall be applied to the purchase price of the shares covered by each outstanding option.

         All such adjustments shall be made by the Committee, pursuant to this section, whose determination upon the same shall be final and binding upon the optionees. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this Section shall be eliminated from the respective option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.

7.       Period of Option and Certain Limitations on Right to Exercise

         (a) All options issued under the Plan shall be for such period as the Committee shall determine, but are not exercisable after ten (10) years from the date of grant thereof.

         (b) The period of the option, once it is granted, may be reduced only as provided for in Section 9 in connection with the termination of employment, death, or disability of the optionee.

         (c) Each option granted under this Plan shall become exercisable only after one (1) year continued employment of the optionee with the Holding Company and/or Bank immediately following the date the option is granted.

         (d) Each option granted may be exercised as to not more than the total number of shares covered in the option starting in the year commencing twelve months from the date of the granting of the option, from time to time as to any lesser portion thereof in units of 10 shares or multiples thereof, unless optionee shall hold options for less than the number last stated and in which event the optionee may exercise the option as to all shares represented by such option. Any option designated as an ISO shall be exercisable same as above after the expiration of one (1) year following the date such option is granted, but only if the optionee chooses to exercise such option and to pay for such option in the manner set forth in Section 7(h) hereof (i.e., in cash, certified bank check, or shares of the Holding Company's Common Stock, or any combination of the foregoing in an amount equal to the full option price of the shares being purchased).

         (e) Notwithstanding the foregoing, the Committee may, in its sole discretion, prescribe longer time periods and additional requirements with respect to the exercise of an option. No option may be exercised unless the optionee is at the time of such exercise in the employ of the Holding Company and/or Bank and shall have been continuously so employed since the grant of his option. Absence or leave approved by the management of the Bank shall not be considered an interruption of employment for any purpose under the Plan.

         (f) Any employee who does not remain in the employ of, and render service to, the Holding Company and/or the Bank for a period of at least three (3) years from the date of the grant of the option and who has exercised said option shall return said stock issued pursuant to the option within 30 days after termination for consideration equal to the lesser of fair market value or the option price paid by said employee. An exception shall apply to this mandatory repurchase, if the employee terminates by reason of their death, disability or retirement at their Retirement Date as prescribed by the Bank, or by exercise pursuant to Section 9(f).

         (g) Any option under this Plan, designated by the Committee as an ISO, may be exercised while there is outstanding in the hands of the optionee another ISO (whether granted under this Plan or any other Stock Option Plan established by the Holding Company and/or the Bank) which was granted before the granting of the ISO hereunder sought to be exercised. For purposes of this subsection, any ISO shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time. In the event options are exercised in any calendar year in excess of $100,000, such option shall be exercised in the order in which they were granted.

         (h) The exercise of any option shall be contingent upon receipt by the Holding Company of cash, certified bank check to its order, or shares of the Holding Company's Common Stock, or any combination of the foregoing in an amount equal to the full option price of the shares being purchased. For purposes of this paragraph, shares of the Holding Company's Common Stock that are delivered in payment of the option price shall be valued at their fair market value determined under the method set forth in Section 5 of this Plan applied as of the date of the exercise of the option.

         (i) However, in order to facilitate the accumulation of funds to enable employees to exercise their option, they will have the right, if they so elect, to direct their employer to withhold from their compensation regular amounts to be applied toward the exercise of the options. Funds credited to the Stock Option accounts will be under the control of the employer until applied to the payment of the option price at the direction of the employee or returned to the employee in the event the amount is not used for purchase of shares under option. All funds received or held by the employer under the Plan may be used for any corporate purpose, and no interest shall be payable to a participant on account of any amounts so held. Such amounts may be withdrawn by the employee at any time, in whole or in part, for any reason.

         (j) No optionee or his legal representative, legatees, or distributees, as the case may be, will be, or will be deemed to be, a holder of any share subject to an option unless and until certificates for such shares are issued to him or them under the terms of the Plan. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         (k) In no event may an option be exercised after the expiration of its term.

         (l) If the optionee has exercised an option granted pursuant to this Plan (unless the exercise occurred in connection with one of the conditions set forth in Section 9(c) or (d)) for a period of two (2) years after such exercise the optionee will not, within Manatee County or Sarasota County, Florida, directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of a bank or savings institution. In the event of the optionee's actual or threatened breach of the provisions of this paragraph, the Holding Company and/or the Bank shall be entitled to an injunction restraining the optionee therefrom. Nothing shall be construed as prohibiting the Holding Company or the Bank from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from the optionee.

         (m) The aggregate fair market value of the Option Stock (determined at the date of grant) for which the options are exercisable for the first time under the terms of this Plan, by any employee during any calendar year, cannot exceed $100,000.

8.       Assignability

         Each option granted under this Plan shall be transferable only by will or the laws of descent and distribution, and is exercisable, during an employee's lifetime, only by the employee to whom the option is granted. Except as permitted by the preceding sentence, no option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.

9. Effect of Termination of Employment, Death, Disability, Retirement or Change in Ownership

         (a) In the event of the termination of employment of an optionee by reason of a discharge for cause, any option or options theretofore granted to him under this Plan to the extent not theretofore exercised by him shall forthwith terminate.

         (b) In the event of the termination of employment of an optionee (other than by reason of death, disability or retirement of the optionee at his Retirement Date by the Holding

         Company and/or the Bank), any option or options granted to him under the Plan to the extent not theretofore exercised shall be deemed canceled and terminated forthwith, except that, subject to the provisions of Section (a) of this Section, such optionee may exercise any options theretofore granted to him, which have not then expired and which are otherwise exercisable within the provisions of Section 7 hereof, ending on the day three (3) months after the date of termination. If the employment of an optionee shall be terminated by reason of the optionee's retirement at his Retirement Date by the Holding Company and/or the Bank employing the optionee at such time, the optionee shall have the right to exercise such option or options held by him to the extent that such options have not expired, at any time ending on the day five (5) years after such retirement. The provisions of Section 7 to the contrary notwithstanding, upon retirement, all options held by an optionee shall be immediately exercisable in full. If the optionee exercises the options granted to him, then the restrictive covenants of Section 7(l) shall apply.

         (c) In the event that an optionee shall die while employed by the Holding Company and/or the Bank or shall die within five (5) years after retirement at his Retirement Date, any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercisable in full by the estate of the optionee or by any person who acquired such option by bequest or inheritance from the optionee. The preceding sentence shall apply, notwithstanding Section 7, at any time within five (5) years after the death of the optionee. References herein to the optionee shall be deemed to include any person entitled to exercise the option after the death of the optionee under the terms of this Section.

         (d) In the event of the termination of employment of an optionee by reason of the optionee's disability, the optionee shall have the right, notwithstanding the provisions of Section 7 hereof, to exercise all options held by him, to the extent that options have not previously expired or been exercised, at any time within five (5) years after such termination. The term "disability" shall for the purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

         (e) For the purposes of this Plan, "Retirement Date" shall mean any date an employee is otherwise entitled to retire under the Holding Company's and/or Bank's retirement plans, and shall include normal retirement at age 65.

         (f) If any of the following events take place, then any option or options granted to him under this Plan and not theretofore exercised by him or expired shall be exercised immediately at the election of optionee and any excess between the current market price (i.e. take-over price) and the option price shall be paid to the optionee within 60 days after any one of the listed events transpires.

         - Establishment of, or a change in a controlling ownership of the Bank as defined in the Regulations of the Comptroller of the Currency (25%),

         -        A purchase of the Bank by an outside entity, or

         -        A merger with or takeover by another financial institution.

         If the take-over price is less than the option price, no payment would be made to the optionee, and no payment would be required by the optionee.

10.      Listing and Registration of Shares

         Each option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law of the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.      Expiration and Termination of the Plan

         Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed 225,000 shares of Common Stock. The Plan may be abandoned or terminated at any time by the Board of Directors of the Holding Company except with respect to any options then outstanding under the Plan. No option shall be granted pursuant to the Plan after ten (10) years from the effective date of the Plan.

12.      Amendment of Plan

         The Board of Directors may at any time and from time to time modify and amend the Plan (including such form of Option Agreement) in any respect; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 6) the maximum number of shares for which options may be granted under the Plan either in the aggregate or to any individual employee; or (b) reduce (except in accordance with Section 6) the minimum option prices which may be established under the Plan; or (c) extend the period or periods during which options may be granted or exercised; or (d) change the provisions relating to the determination of employees to whom options shall be granted and the number of shares to be covered by such options; or (e) change the provisions relating to adjustments to be made upon changes in capitalization; or (f) change the method for the selection of the Committee as provided by Section 2 hereof. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an option theretofore granted to him.

13.      Applicability of Plan to Outstanding Stock Options

         This Plan shall not affect the terms and conditions of any non-qualified stock options heretofore granted to any employee of the Holding Company and/or the Bank under any other Plan relating to non-qualified stock options; nor shall it affect any of the rights of any employee to whom such a non-qualified stock option was granted.

14.      Right to Terminate Employment

         Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Holding Company and/or the Bank or effect any right which the Holding Company and/or the Bank may have to terminate the employment of such participant.

15.      Non-Uniform Determinations

         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

16.      Rights as a Shareholder

         The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

17.      Effective Date and Term of Plan

         (a) The Plan shall become effective on the date approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the May 18, 2000 Annual Meeting of Shareholders of First National Bancshares, Inc.

         (b) No awards shall be made under the Plan after May 18, 2010 provided, however, that the Plan and all awards made under the Plan prior to such date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                                       FIRST NATIONAL BANCSHARES, INC.

                                       By:
                                          -------------------------------------


---------------------------------
Secretary

                         FIRST NATIONAL BANCSHARES, INC.
                                      PROXY

The undersigned stockholder(s) of First National Bancshares, Inc., a Florida corporation (the "Company"), hereby appoints Beverly Beall and Stephen J. Korcheck, and each or either of them, the proxy or proxies of the undersigned with full power of substitution to vote all shares of common stock of the Company standing in the name of the undersigned on its books as of March 9, 2000, at the Annual Meeting of Shareholders of the Company, to be held at the offices of the First National Bank of Manatee at 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 18, 2000, and at any and all adjournments of such meeting, with all powers the undersigned would possess if personally present, as follows:

         (a) FOR ___ OR ABSTAIN ___ from electing as a group, Beverly Beall, Robert G. Blalock, Allen J. Butler, Rosemary R. Carlson, Francis I. duPont III, Glen W. Fausset, Stephen J. Korcheck, Wm. J. Thompson, Raymond A. Weigel, III and Dan C. Zoller, to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified;

YOU MAY VOTE AGAINST ANY NOMINEE FOR DIRECTOR OF THE COMPANY LISTED IN ITEM (a) ABOVE BY CHECKING THE FOR ___ AND LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE OR NOMINEES WHICH YOU WISH TO VOTE AGAINST.

         (b) FOR ___; AGAINST ___; or ABSTAIN ___ approval of the Stock Option Plan described in the Proxy Statement.

         (c) In their discretion, the proxy or proxies are authorized to vote upon such other business as may properly be brought before the meeting or any and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS MENTIONED IN ITEMS (a), (b) AND (c). IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AND "FOR" THE STOCK OPTION PLAN. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

___ Number of signers below that will
attend the Annual Meeting.                   DATE: ______________, 2000



                              __________________________________________________
                              SIGNATURE                      Social Security No.



                              __________________________________________________
                              SIGNATURE (if held jointly)    Social Security No.



Please sign exactly as your name appears on the lable. When shares are held by joint tenants, both must sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company. Please include Social Security number(s)

PLEASE MARK, DATE, SIGN AND RETURN PROXY USING THE ENCLOSED ENVELOPE. YOUR ATTENTION WILL BE APPRECIATED. VALID ONLY IF RECEIVED PRIOR TO ANNUAL MEETING.